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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION L3 OR L5(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): AUGUST 10, 1999


                       ASCHE TRANSPORTATION SERVICES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-24576                                                      36-3964954
         -------                                                      ----------
(Commission File Number)                       (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                             61078
----------------------------------------------                             -----
(Address of Principal Executive Offices)                              (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On July 28, 1999, the Company announced the completion of an exchange of $400,000 of subordinated debt bearing 14% interest for 88,894 shares of the Company's Common Stock with certain unrelated individuals. Additionally, $85,917 of accrued interest owed to these individuals was exchanged for an additional 19,096 shares of the Company's Common Stock.

           The net proceeds of the offering described above and the offering completed on July 9, 1999 (as reported on Form 8-K filed with the Securities and Exchange Commission on July 22, 1999) are reflected on the pro forma consolidated balance sheet at June 30, 1999 (unaudited) attached hereto as
Exhibit 10.1.

           Additional information regarding this transaction is set forth in the press release attached hereto as Exhibit 99.1.

                                    EXHIBITS

ITEM 7.

Exhibit 10.1      Pro Forma Balance Sheet dated as of June 30, 1999 (unaudited).

Exhibit 99.1      Press Release dated July 28, 1999





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ASCHE TRANSPORTATION SERVICES, INC.



Date:  August 10, 1999                       By:    /s/ Leon M. Monachos
                                                 -------------------------------
                                                 Leon M. Monachos, Chief
                                                  Financial Officer
                                                     (Signature)